CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                    Exhibit 10.5

                  Technology and Trademark License Agreement


          This Technology and Trademark License Agreement ("Agreement") is entered into effective as of April 26, 2000 ("Effective Date") by and between Buy.Com, Inc., a Delaware corporation ("Buy.Com") and BuyNow, Inc. a Delaware corporation ("Licensee").

          WHEREAS, Buy.Com owns and operates an Internet superstore and, in connection therewith, Buy.Com has developed and uses the Licensed Technology, and Buy.Com is the owner of the Licensed Marks;

          WHEREAS, Licensee is formed as a wholly owned subsidiary of Buy.Com to launch an outsource retail fulfillment business;

          WHEREAS, Buy.Com has distributed a 75% ownership interest in Licensee to the stockholders of Buy.Com; and

          WHEREAS, Licensee desires to obtain, and Buy.Com desires to grant to Licensee a license to use the Licensed Technology and Licensed Marks, to conduct the Licensee Business in the Territory, on the terms and conditions specified herein;

          NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and intending to be legally bound, the parties hereto mutually agree as follows:

1.   DEFINITIONS.

     1.1. "Enhancement" means those changes or additions to the Licensed Technology that add new functions or modify performance thereto by changes in design or coding. As a matter of clarity, the "Enhancement" shall [***] and shall not include [***] thereto.
                               ---                         ---

     1.2. "Defect" means any failure of the Licensed Technology to substantially perform in accordance with the corresponding situation.

     1.3. "Licensed Marks" means the trademarks, service marks, trade names, logos, brands, domain names and other marks of Buy.Com listed on Exhibit B, and all variants and derivatives thereof including, but
          ---------
          not limited to, foreign language equivalents, transliterations, visual and phonetic equivalents and truncated forms, as used in connection with Licensee Business.

     1.4. "Licensee Business" means the Internet outsource retail fulfillment business operated by Licensee through the Licensee Site, that provides [***] services directly and solely for (i) [***]; (ii)
                    ---                                        ---
          companies or entities whose primary business is to [***]; or
                                                              ---
          (iii) companies or entities that operate [***]. The definition of
                                                    ---
          Licensee Business may be expanded only upon the express written approval of Buy.Com's Chief Executive Officer using the form attached hereto as Exhibit C which written approval shall serve as an
                    ---------
          amendment to this Agreement.

     1.5. "Licensed Technology" means (i) the software (in source code and object code) designs, specifications, data, inventions (whether patentable or not), discoveries, works of authorship, techniques, processes, methods, plans and other technology listed on Exhibit A,
                                                                   ---------
          (ii) the related specifications, manuals and documentation made available by Buy.Com, in any medium, and (iii) all Proprietary Rights therein.

     1.6. "Licensee Site" means the Internet site through which the Licensee Business shall be conducted in the Territory accessible through the URL www.BuyNow.com or any other URL needed as part of the Licensee
              --------------
          Business

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     1.7. "Modification" means modifications or revisions to the Licensed Technology that correct Defects therein.

     1.8. "Proprietary Rights" means all patent rights including, but not limited to, any rights in a U.S. Patent Application entitled "System and Method of Processing On-Line Transactions" which was filed on April 7, 2000 and claims priority to U.S. Provisional Patent Application No. 60/163,883 filed on November 5, 1999 ("the Patents"), as well as all copyright rights, trademark rights, trade secret rights, rights of publicity, rights of privacy, moral rights and other intellectual property or proprietary rights anywhere in the world.

     1.9.  "Territory" means anywhere in the world.

2.   TECHNOLOGY LICENSE.

     2.1.  License Grant.  Subject to the terms and conditions of this
           -------------
           Agreement, Buy.Com grants Licensee, under Buy.Com's Proprietary Rights in the Licensed Technology, a royalty-free, non-exclusive license to install, use, reproduce, display, perform, Modify and create derivative works of the Licensed Technology, [***]
                                                                ---
           (Technology License"). The Technology License may not be [***];
                                                                     ---
           provided, however, the Technology License [***], but only if the
                                                      ---
           the [***] between the  (i) [***], (ii) is [***], (iii) provides that
                ---                    ---            ---
           [***], (iv) provides that all [***], (v) provides that the [***],
            ---                           ---                          ---
           (vi) provides for [***] to any [***] and (vii) provides for such
                              ---          ---
           other [***] confidentiality that are reasonably necessary [***].
                  ---                                                 ---
           Notwithstanding the foregoing, the [***] in this Section 2.1 shall
                                               ---
           [***] (i) the [***] in connection with [***] or (ii) the date that
            ---           ---                      ---
           [***].
            ---

     2.2.  Covenant and Representations. Except as unambiguously provided
           ----------------------------
           herein, and as conditions of the Trademark License (as defined in Section 4) and the Technology License, Licensee represents, warrants and agrees to each of the following:

           2.2.1. Licensee will not grant or purport to grant any right, title and interest, lien or option in any Licensed Technology, or in any Proprietary Rights therein.

           2.2.2. Licensee will not violate in any material respect any applicable laws, rules, regulations (including export regulations) pertaining to the conduct of the Licensee Business.

           2.2.3. Licensee's employees and consultants, as applicable, have at all times executed written non-disclosure, assignment of rights and other appropriate agreements sufficient to protect the confidentiality of the Licensed Technology, and sufficient to allow Licensee to grant the assignments and licenses to Buy.Com that are herein provided.

     2.3.  Copies and Notices.  Licensee will not delete, alter, add or fail to
           ------------------
           reproduce any copyright, trade secret or other proprietary notice specified by Buy.Com at any time for the Licensed Technology (including notices required on documentation, magnetic media containers, printed listings and programming code). Upon request, Licensee shall keep Buy.Com informed as to the physical location of each copy and, upon request, permit the inspection thereof by Buy.Com or its designee. This Section 2.3 shall not require any of Licensee's customers to place any of Buy.Com's trademarks on their web sites.

     2.4. Licensee shall pay for the cost of prosecuting the Patents and any corresponding foreign patent rights; provided however, that if Buy.Com licenses the Patents to another party, Licensee shall be refunded such Patent prosecution costs upon Buy.Com's receipt of any royalties from such third party. As regards to filing of foreign patent applications corresponding to the Patents, Buy.Com shall designate that country or those countries, if any, in which Buy.Com desires foreign patent application(s) to be filed. Such United States and foreign prosecution shall be by counsel of Buy.Com's choosing and shall be in the name of Buy.Com. If Buy.Com decides to allow any such

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

           issued patent, or pending application, reexamination, reissue or extension to lapse or go abandoned (e.g., by not paying a fee or by not responding to a patent office communication), Buy.Com shall to give Licensee notice of such decision sixty (60) days prior to any non-extensible deadlines and Licensee can choose to take action to maintain such rights in Buy.Com's name.

3.   REVISIONS; SUPPORT

     3.1.  Revisions.  Buy.Com is not under any obligation to revise or update
           ---------
           the Licensed Technology, correct any errors in the Licensed Technology, or maintain or support it in any way.

     3.2.  Maintenance and Support.  Buy.Com will provide Licensee with the
           -----------------------
           following support:

               (i)  Buy.Com Software:  Buy.Com will provide to Licensee, until
                    ----------------
                    July 1, 2000, consulting services via telephone and e-mail support during regular business hours, with respect to the Licensed Technology. If requested by Licensee, such technical support may be expanded on a case-by-case basis to include services other than telephone and e-mail support, but only upon written consent of Buy.Com.

               (ii) Support Fees:  Licensee shall reimburse Buy.Com for all
                    ------------
                    support and service provided to Licensee.

     3.3.  Appointment of Representative.  To assist in the transfer of Licensed
           -----------------------------
           Technology, and to monitor Licensee's compliance with the terms of this Agreement, Buy.Com shall have the right to designate a technical representative to observe the operations of Licensee at any time upon reasonable advance notice. Licensee will permit such observation and provide such additional cooperation and support as is reasonably requested.

4.   TRADEMARK LICENSE

     4.1.  License Grant. Buy.Com grants Licensee, during the term of this
           -------------
           Agreement, an exclusive, non-transferable, non-sublicensable, royalty free license to use and display the Licensed Marks, only in connection with the advertising and operation of the Licensee Business within the Territory ("Trademark License"). Licensee hereby acknowledges and agrees that (i) except for the license rights expressly granted herein, Licensee has no rights, title or interest in or to the Licensed Marks, and (ii) all goodwill arising out of the use of the Licensed Marks by Licensee shall inure to the benefit of Buy.Com.


     4.2.  No Variation. Licensee will use the Licensed Marks exactly as
           ------------
           specified in Exhibit B, in accordance with the orientation, legends
                        ---------
           and markings that are reasonably specified by Buy.Com from time to time. In no event shall Licensee use or display (or allow others to use or display) any Licensed Mark, or any mark confusingly similar thereto, or any service mark, trademark trade name, brand or logo containing the word "buy" or "buynow" in any part of the Territory, except as expressly authorized in this Agreement.

     4.3.  Quality Standards. Licensee shall adhere to all operating,
           -----------------
           merchandising and advertising policies, standards and requirements, and such other quality standards that are established by Buy.Com for Buy.Com's use of their Buy.Com marks. Notwithstanding the foregoing, Buy.Com shall have the right to review Licensee's use of the Licensed Marks from time to time and upon request Licensee shall provide complete samples of such usage.

     4.4.  Supervision/Control. Licensee shall supervise, manage and control
           -------------------
           its use of the Licensed Marks to ensure compliance with this Agreement and preserve the value of the Licensed Marks and the goodwill associated therewith. Licensee shall be solely responsible for all costs associated with

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

           such supervision and control. Licensee shall establish and implement appropriate operating methods and procedures to prevent misuse or unauthorized use of the Licensed Marks in the Territory, and shall provide a copy of same to Buy.Com upon request.

     4.5.  Registration. Licensee will determine whether and in what
           ------------
           territories to file and prosecute applications to register and maintain registrations for the Licensed Marks. Licensee shall coordinate with Buy.Com, and Buy.Com shall file and prosecute such applications and registrations in the territories requested by Licensee, provided that Licensee reimburses Buy.Com for all costs and expenses incurred in such applications and registrations within a reasonable period of time. Licensee agrees that it will not challenge the validity of, or oppose, any registration by Buy.Com for any Buy.Com trademark, service mark, logo, brand or other mark (including, without limitation, any trademark or domain name incorporating the term "Buy"), nor bring any claim adverse to Buy.Com regarding any such mark. Licensee shall provide such assistance and cooperation as deemed necessary by Buy.Com to procure and maintain applications and registrations for the Licensed Marks, and to record Buy.Com's status as the owner of same.

     4.6.  Covenant and Representations of Licensee. Except as unambiguously
           ----------------------------------------
           permitted herein, and as conditions of the Trademark License and the Technology License, Licensee represents, warrants and agrees to each of the following:

          4.6.1. Licensee shall conduct the Licensee Business in a manner that reflects favorably at all times on the reputation of Buy.Com, and the goodwill associated with the Licensed Marks.

          4.6.2. Licensee shall not engage in any deceptive, misleading or unethical practices, or any other business practices that are, or might be, detrimental to Buy.Com, the goodwill associated with the Licensed Marks, or the public, including, without limitation, any disparagement of Buy.Com or any products or services of Buy.Com.

          4.6.3. Licensee shall make no false or misleading statements about the Licensee Business or Buy.Com or its business, or about any product or service provided under the Licensee Business, and Licensee shall not publish or employ any misleading or deceptive advertising material respecting such services and products.

          4.6.4. The Licensee Site shall not contain any content or information that infringes on the intellectual property or other proprietary rights of any third party, or that is disparaging, obscene, defamatory, libelous, slanderous or discriminatory, or that is materially false or misleading, or that refers in an offensive manner to the gender, race or ethnicity of any person or group.

          4.6.5. Licensee will not use any Licensed Mark in connection with the promotion, sale or offer for sale, of any product or service offered by Buy.Com, without the prior written consent of Buy.Com.

          4.6.6. Licensee shall not use any trademark, word, symbol, letter, design or layout in combination with any Licensed Mark that violates any third party copyright, trademark, service mark, trade dress or other rights.

          4.6.7. Licensee shall not make any reference to Licensee's relationship with Buy.Com to any vendor, distributor or other business partner of Buy.Com in an effort to obtain preferential treatment or gain favorable treatment or other business advantages from such vendors, distributors or business partners without previously coordinating with Buy.Com's senior management. In addition, Licensee will not otherwise conduct itself

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                  in a way that would adversely affect Buy.Com's business relationships with any vendors, distributors or other business partners.

          4.6.8   Licensee shall not [***]. Notwithstanding the foregoing, [***]
                                      ---                                   ---
                  upon the earlier of (i) [***] in connection with [***] (ii)
                                           ---                      ---
                  date that [***].
                             ---

5.   PROPRIETARY RIGHTS

     5.1.  Ownership of Licensed Technology and Licensed Marks. Subject to the
           ---------------------------------------------------
           license herein granted to Licensee, as between the parties, Buy.Com is the sole owner of all right, title and interest in (i) the Licensed Technology including, without limitation, all Modifications thereto (by whomever produced), and all related documentation and materials, and all copies thereof, (ii) all of Buy.Com's service marks, trademarks, trade names, logos, brands and other marks including, without limitation, the Licensed Marks, and (iii) all Proprietary Rights in the foregoing. Licensee agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership by Buy.Com of the Licensed Technology or Proprietary Rights. Furthermore, Licensee agrees not to contest the validity or enforceability, or assist or request any third party to contest the validity or enforceability of any of the Licensed Technology or Proprietary Rights, in any judicial, governmental, or quasi-governmental suit or proceeding; and not to request reexamination, or assist or request any third party to request reexamination of any of the Patents. Licensee is the sole owner of all right, title and interest in all Enhancements.

     5.2.  Validity of Marks. Licensee hereby acknowledges the validity of
           -----------------
           Buy.Com's rights in the Licensed Marks. Licensee shall not, during or after the term of this Agreement, directly or indirectly take any action, or aid or assist any other party to take any action which would infringe upon, harm or contest the validity of Buy.Com's right, title or interest in any Licensed Mark.

     5.3.  Cooperation.  Licensee agrees to perform, during and after the term
           -----------
           of this Agreement, all reasonable acts deemed necessary or desirable by Buy.Com to permit and assist it in evidencing, perfecting, obtaining, maintaining, defending and enforcing its Proprietary Rights in the Licensed Technology and the Licensed Marks in any and all countries. Such acts may include, but are not limited to, execution of assignments and documents acknowledging Buy.Com's ownership and rights, and cooperation with Buy.Com in the prosecution or defense of any infringement action.

6.   FURTHER COVENANTS

     6.1.  Non-Compete.  The parties shall comply with the terms and conditions
           -----------
           set forth in the Non-Competition Agreement dated April 26, 2000 which is incorporated by reference herein.

     6.2.  Compliance with Laws.  Licensee shall conduct the Licensee Business
           --------------------
           in compliance with all applicable laws, ordinances, regulations and other requirements of any governmental body.

7.   CONFIDENTIALITY

     7.1. Each party (the "Receiving Party") agrees to keep confidential and not disclose or use except in performance of its obligations under this Agreement, confidential or proprietary information related to the other party's (the "Disclosing Party") technology or business that the Receiving Party learns in connection with this Agreement and any other information received from the other, including without limitation, to the extent previously, currently or subsequently disclosed to the Receiving Party hereunder or otherwise: information relating to products or technology of the Disclosing Party or the properties, composition, structure, use or processing thereof, or systems therefor, or to the Disclosing Party's business (including, without limitation, computer programs, code, algorithms, schematics, data, know-how, processes, ideas, inventions (whether patentable or not), all information relating to customers and customer transactions and other technical, business,

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

           financial, customer and product development plans, forecasts, strategies and information), all of the foregoing, ("Confidential Information"). The Disclosing Party must identify Confidential

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

           Information as such at the time of disclosure by marking it (if in written form) in a conspicuous place or (if disclosed orally), by reducing it to written form and so marking it within thirty (30) days of the oral disclosure. Neither party shall disclose the terms of this Agreement to any third party without the prior written consent of the other party, except as to Licensee, in connection with any financing event in which Licensee is trying to issue equity securities to a third party investor or in connection with filing a Registration Statement on form S-1, including any amendments thereto, with the Securities and Exchange Commission. Each party shall use reasonable precautions to protect the other's Confidential Information and employ at least those precautions that such party employs to protect its own confidential or proprietary information. Confidential Information shall not include information that (a) is in or (through no improper action or inaction by the Receiving Party or any affiliate, agent or employee) enters the public domain (and is readily available without substantial effort), or (b) was rightfully in the Receiving Party's possession or known by it prior to receipt from the Disclosing Party, or (c) was rightfully disclosed to the Receiving Party without restriction by another person not under obligations of confidentiality to the Disclosing Party, or (d) was independently developed by it by persons without access to and without use of any Confidential Information of the Disclosing Party. Each party, with prior written notice to the Disclosing Party, may disclose Confidential Information to the minimum extent possible that is required to be disclosed to a governmental entity or agency in connection with seeking any governmental or regulatory approval, or pursuant to the lawful requirement or request of a governmental entity or agency (including a court order or subpoena), provided that prompt notice thereof is given to the Disclosing Party and reasonable measures are taken to guard against further disclosure, including without limitation, seeking appropriate confidential treatment or a protective order, or assisting the Disclosing Party to do so.

     7.2. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Confidential Information, there may be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law, and to be indemnified by the Receiving Party from any loss or harm, including without limitation, lost profits and attorney's fees, in connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any such Confidential Information. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Section will constitute a material breach of this Agreement.

8.   DISCLAIMER AND LIMITATION OF LIABILITY

     8.1.  Disclaimer of Warranties.  THE LICENSED TECHNOLOGY (INCLUDING ALL
           ------------------------
           RELEASES AND OTHER MODIFICATIONS), AND THE LICENSED MARKS ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY OF ANY KIND INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT. BUY.COM DOES NOT WARRANT THAT THE LICENSED TECHNOLOGY IS ERROR-FREE OR THAT IT WILL OPERATE WITHOUT INTERRUPTION, OR THAT IT WILL CORRECTLY PROCESS TIME AND DATE INFORMATION. BUY.COM DOES NOT WARRANT, GUARANTEE OR MAKE ANY REPRESENTATION REGARDING THE USE, OR THE RESULTS OF THE USE OF THE LICENSED TECHNOLOGY INCLUDING, WITHOUT LIMITATION, THE CORRECTNESS, ACCURACY OR RELIABILITY OF SUCH USE OR RESULTS, OR ITS COMPLETENESS OR SUITABILITY FOR THE LICENSEE BUSINESS. LICENSEE ACKNOWLEDGES AND AGREES THAT BUY.COM IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR HARDWARE, SOFTWARE, OR OTHER ITEMS OR ANY SERVICES USED WITH THE LICENSED TECNOLOGY.

    8.2.  Limitation of Liability. NEITHER PARTY WILL BE LIABLE WITH RESPECT TO
          -----------------------
          ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY LOST DATA OR OTHER SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER, INCLUDING, WITHOUT LIMITATION, COMPUTER FAILURE OR MALFUNCTION, LOSS OF DATA, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

9.  INFRINGEMENT, INDEMNIFICATION AND INSURANCE

    9.1.  Infringement. Licensee shall promptly notify Buy.Com in the event that
          ------------
          it knows or has reason to believe that the Licensed Technology or any Licensed Mark is being infringed, either directly or indirectly, by any third party. In said event, Buy.Com shall have the first right, but not the obligation, to take action against such infringement including, without limitation, the prosecution of a lawsuit. Should Buy.Com elect not to take any action against the infringement within fifteen (15) days of written notice thereof by Licensee, then Licensee may take such action as it deems appropriate at its sole cost and expense. Both Licensee and Buy.Com will provide such non-financial assistance as reasonably requested by the other in prosecuting the infringement including, but not limited to, appearing as a nominal plaintiff. Licensee shall reimburse Buy.Com any costs and expenses incurred in providing such assistance within a reasonable period of time. The parties agree that all recoveries and awards that may be obtained as a result of any such action shall be applied first to reimburse the costs (including attorneys fees and expenses) of taking such action against the infringing party. In the event that Licensee has borne the costs and expenses of taking action against infringement, one-half of the remainder shall be paid to Licensee to repay its damages and the other one-half shall be paid to Buy.Com. In the event that Buy.Com has borne the costs and expenses of taking action against infringement, the entire remainder shall be paid to Buy.Com.

    9.2. Indemnification.  Licensee will indemnify, defend and hold Buy.Com
          ---------------
          (and its subsidiaries and Affiliates) harmless from and against any and all losses, claims, damages, suits, proceedings, liabilities, costs and expenses (including attorneys' fees) resulting from or arising out of or relating to (i) the Licensee Business including, but not limited to, all consumer claims of any kind, and (ii) any breach by Licensee of a representation or warranty provided by it herein. Buy.Com shall have the right to require Licensee to provide financial assurances and security in connection with any third party dispute or claim and in the event such assurances and security are not provided, Buy.Com shall have the right to require the discontinuance of the Licensed Technology and the Licensed Mark in the territory subject to such dispute or claim.

10. TERM AND TERMINATION

    10.1. Term.  The term of this Agreement will commence on the Effective
          ----
          Date and shall remain in full force and effect for perpetuity, but will be terminable in accordance with this Section 10.

    10.2. Termination.
          -----------

          10.2.1.  Breach for cause.  In the event that Licensee materially or
                   ----------------
                   repeatedly defaults in the performance of any of its obligations, covenants or representations hereunder and fails to cure such default within [***] after being given
                                                ---
                   written notice specifying the default, then Buy.Com may terminate this Agreement by providing written notice of termination. Both parties agree that any breach of the covenants and representations in Sections 4.2, 4.3, 4.4. and
                   4.5 shall only trigger Buy.Com's ability to terminate the Trademark License if Licensee is notified of any breach of any such covenant or representation and fails to cure such breach [***]. Notwithstanding the foregoing, if any
                           ---
                   default is capable of cure

[***] Confidential treatment has been requested for the bracketed portions. The
 ---
confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

                   but cannot reasonably be cured within such [***] or [***]
                                                               ---      ---
                   period, as the case may be, then the Agreement or the Trademark License, as the case may be, shall not terminate if the defaulting party commences corrective action after the demand for cure is made within such [***] or [***] period, as
                                                        ---      ---
                   the case may be, and diligently prosecutes such corrective action to completion within a reasonable time.

           10.2.2. Automatic. This Agreement shall automatically terminate if
                   ---------
                   Licensee ceases to conduct its business or becomes insolvent, makes an assignment for the benefit of its creditors, or in the event of the institution under any applicable law of any voluntary or involuntary insolvency proceedings against either party (including bankruptcy, consent to a receivership, adoption of an arrangement with creditors, dissolution or liquidation, or similar action), which proceedings, consent, adoption or arrangement is not vacated within [***] after inception.

     10.3. Effect of Termination.
           ---------------------

           10.3.1. Expiration of Licenses. Upon termination of this Agreement
                   ----------------------
                   for any reason, the Technology License and Trademark License, any sublicenses shall immediately terminate, and Licensee and any sublicensees shall immediately (i) discontinue all use of the Licensed Technology in any form, (ii) remove the Licensed Technology from the Licensee Site or any of its customers' web sites, and return to Buy.Com the Licensed Technology (including all documents, software, data and other materials relating thereto) or, in Buy.Com's discretion, destroy same and provide Buy.Com certification of such destruction, (iii) modify any and all identification of the Licensee Business with, or reference to any Licensed Mark, and refrain from making any subsequent representation, advertisement or published statement or product sales using or in reference to any Licensed Mark, or the business previously conducted using any Licensed Mark, and (iv) take such action as shall be necessary to change any corporate name, assumed name or equivalent registration which mentions or refers to any Licensed Mark, or any mark similar thereto.

           10.3.2. Cooperation; Title. Licensee shall take all necessary action
                   -------------------
                   to revest in or transfer to Buy.Com all rights in the Licensed Marks and Licensed Technology granted to Licensee by this Agreement, or otherwise acquired by Licensee. Licensee shall execute such documents and take such action as Buy.Com may deem reasonably necessary or desirable to evidence the fact that Licensee no longer has the right to use the Licensed Marks and Licensed Technology.

           10.3.3. Confidential Information. Each party shall deliver to the
                   ------------------------
                   other (or its designee) within thirty (30) days after the effective date of termination all of the Confidential Information of the other party furnished to it hereunder, including all copies documents, product, data and other materials which embody such Confidential Information.

           10.3.4. Accrued Obligations. Neither party shall be relieved of an
                   -------------------
                   obligation accruing under this Agreement prior to its termination.

     10.4. Equitable Relief. The parties acknowledge that any unauthorized use
           ----------------
          of any Licensed Technology or Licensed Mark will constitute a material breach of this Agreement and will cause substantial harm to Buy.Com for which damages would not be a fully adequate remedy. In the event of any such breach, in addition to other available remedies, Buy.Com shall have the right to obtain injunctive relief (without being required to post any bond or other security).

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

     10.5.  Survival. Any provision of this Agreement that must survive in order
            --------
            to give effect to its meaning including, without limitation, the provisions of Sections 5, 7, 8, 9, 10.3, 11 and 12 (as necessary) shall survive the expiration or termination of this Agreement.

11. ARBITRATION OF DISPUTES. Any dispute or controversy arising under, relating to, or concerning this Agreement shall be settled by binding arbitration. The arbitration shall be conducted under the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA") in Orange County, California. Each party shall select one (1) arbitrator, and a third arbitrator shall be chosen by the two arbitrators chosen by the parties. If the two arbitrators cannot agree on the third arbitrator, the third arbitrator shall, within thirty (30) days of submission of a request by the two arbitrators chosen by the parties, be chosen by the AAA from a panel of arbitrators knowledgeable and experienced in matters involving commercial transactions, computer technology and software licensing. The arbitrators shall decide the dispute within thirty
     (30) days of the conclusion of the parties' presentation of the dispute. The arbitrators are not empowered to award damages in excess of compensatory damages, and each party waives any damages in excess of compensatory damages. The written determination of the arbitrators shall be final and shall not be subject to judicial review; provided however, that any award of determination rendered by the arbitrators may be entered in a court of competent jurisdiction. The prevailing party shall be entitled to recover the costs of arbitration and attorneys' fees and expenses, which shall be made part of the arbitrator's award. The arbitrators shall determine the prevailing party for this purpose. Notwithstanding the foregoing, the parties reserve the right to seek a judicial temporary restraining order, preliminary injunction, or other similar short-term equitable relief, and grant the arbitrator the right to make a final determination of the parties' rights, including whether to make permanent or dissolve such order.

12.  MISCELLANEOUS

     12.1.  Force Majeure.  A party shall not be liable for any delays or
            -------------
            failure to perform as a direct result of causes beyond the control of such party and not due to the negligence on the part of the party claiming excuse for delay or failure, including, but not limited to, acts of God (such as fire, storm, earthquake), labor disputes, wars, hostilities, revolutions, riots, civil commotion, national emergency, ordinance or other act or order of any court, government or governmental agency. The party claiming excuse must promptly notify the other of the event and its expected duration and use its best efforts to mitigate its effects.

     12.2.  Assignment.  Neither this Agreement nor any rights, licenses or
            ----------
            obligations hereunder, may be assigned by either party without the prior written consent of the other party. Notwithstanding the foregoing, this Agreement shall be assignable by Buy.Com in the event any person or entity acquires Buy.Com's business or substantially all of its assets by merger, stock sale, or other means. Any attempted assignment in violation of this Agreement shall be void and without effect. Subject to the foregoing, this Agreement will benefit and bind the parties' successors and permitted assigns. Licensee's restriction on the assignability of this Agreement shall cease upon the earlier of (i) the effective date of Licensee's Registration Statement on Form S-1 (or such other comparable form) in connection with its initial public offering, or (ii) the date that Buy.com's business or substantially all of its assets is acquired by any person or entity by merger, stock sale or other means.

     12.3.  Waiver.  The waiver or failure of either party to exercise in any
            ------
            respect any right provided for herein shall not be deemed a waiver of that right in any other circumstances or a waiver of any further rights.

     12.4.  Relationship.  The parties to this Agreement are independent
            ------------
            contractors. Nothing herein shall be deemed to establish a partnership, joint venture, franchise or any other form of relationship as participants in a joint undertaking. Each party shall be solely responsible for any claims, damages or lawsuits arising out of its acts or those of its employees and agents. Neither party shall incur any obligations for or in the name of the other party, or have the authority to bind or obligate the other party.

     12.5.  Notices.  All notices and reports required by this Agreement shall
            -------
            be in writing and shall be delivered personally, by facsimile transmission, by overnight courier or by registered or certified mail, return receipt requested. All postage and other delivery charges shall be prepaid by the party sending the notice. Notice shall be effective only upon receipt by the party being served, except notice shall be deemed received 72 hours after posting by the United States Post Office, by method described above. Confirmation of receipt of any facsimile sent must be received in order to presume that the transmission was received, and notice by facsimile shall, if received after close of business for the receiving party, be deemed received on the next business day. All notices shall be addressed as follows unless changed by written notice pursuant to the terms of this Section 12.5:

             To Buy.Com, Inc.:  Buy.Com Inc.
                                85 Enterprise
                                Aliso Viejo, CA  92656
                                Attn:  Chief Executive Officer

             With Copy To:      Buy.Com Inc.
                                85 Enterprise
                                Aliso Viejo, CA  92656
                                Attn:  General Counsel

             To Licensee:       BuyNow Inc.
                                21 Brookline
                                Aliso Viejo, CA  92656
                                Attn:  Chief Executive Officer

             With Copy To:      BuyNow Inc
                                21 Brookline
                                Aliso Viejo, CA  92656
                                Attn:  General Counsel

     12.6    Governing Law. This Agreement shall be governed by and construed
             -------------
             and interpreted in accordance with the laws of the State of California, disregarding any conflict-of-laws rules which may direct the application of the laws of another jurisdiction. No provision of this Agreement shall be construed against any party by reason of that party having drafted the same. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the state and federal courts having within their jurisdiction the location of Buy.Com's principal place of business, and both parties hereby consent to such jurisdiction and venue.

     12.7    Attorneys Fees. In the event of any dispute or legal proceeding
             --------------
             between the parties arising out of or relating to this Agreement or its breach, the prevailing party shall be entitled to recover from the other party all of its fees, costs and expenses, including but not limited to attorneys fees, costs and expert witness fees, incurred in connection with such dispute or legal proceeding.

     12.8    Entire Agreement. This Agreement and the exhibits attached hereto
             ----------------
             constitute the entire and only agreement of the parties relating to the subject matter hereof and supersede all prior agreements, understandings and negotiations regarding the same. This Agreement may not be modified or amended except in writing signed by both parties.

     12.9    Severability. If any term or provision of this Agreement, or the
             ------------
             application thereof to any person or circumstance, shall to any extent be found to be invalid, void, or unenforceable, the remaining provisions of this Agreement and any application thereof shall, nevertheless, continue in full force and effect without being impaired or invalidated in any way.

     12.10   Headings. Headings and captions are for convenience only and are
             --------
             not to be used in the interpretation of this Agreement.

     12.11   Counterparts. This Agreement may be executed in two or more
             ------------
             counterparts, each of which will be deemed an original, but all of which taken together shall constitute one and the same instrument. A facsimile signature shall be deemed an original for purposes of evidencing execution of this Agreement.

             IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

LICENSEE                                                BUY.COM

By:___________________                                  By:____________________
Name:_________________                                  Name:__________________
Title:________________                                  Title:_________________
Date:_________________                                  Date:__________________

                                   EXHIBIT A

                              Licensed Technology
                     Buy.Com Licensed Technology Components

---------------------------------------------------------------------------------------------------------------
             Component                                              Description
---------------------------------------------------------------------------------------------------------------
1.  [***]                    The [***] with [***].  The technology behind [***] is comprised of [***] and
     ---                          ---        ---                           ---                   ---
                             [***] that was developed by Buy.Com.
                              ---
----- --------------------------------------------------------------------------------------------------------
2.  [***]                    [***] is an internal application that [***].
     ---                      ---                                   ---
--------------------------------------------------------------------------------------------------------------
3.  [***]                    Interacts with [***] for [***].
     ---                                     ---       ---
--------------------------------------------------------------------------------------------------------------
4.  [***]                    Various administrative modules that [***].  This includes [***].
     ---                                                          ---                   ---
--------------------------------------------------------------------------------------------------------------
5.  [***]                    Distributes [***].
     ---                                  ---
--------------------------------------------------------------------------------------------------------------
6.  [***]                    An application that [***] for [***].
     ---                                          ---       ---
--------------------------------------------------------------------------------------------------------------

Note: The Licensed Technology shall in each case consist of [***] and shall not
                                                             ---
include [***].
         ---

                                      C-1